SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           October 27, 1999
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                           Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                    1-7182                           13-2740599
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(State or Other              (Commission                      (I.R.S. Employer
Jurisdiction of               File Number)                   Identification No.)
 Incorporation)

World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
---------------------

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of September 24, 1999 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c) Exhibits
             --------

             (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

             (99)  Additional Exhibits

                   (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of September 24, 1999


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH & CO., INC.
                                    --------------------------------------------
                                                 (Registrant)





                                    By:  /s/ E. Stanley O'Neal
                                         ---------------------------------------
                                             E. Stanley O'Neal
                                             Executive Vice President and
                                             Chief Financial Officer


Date:    October 27, 1999




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                                  EXHIBIT INDEX


Exhibit No.  Description                                                   Page
-----------  -----------                                                   ----

   (12)      Computation  of Ratios of Earnings to Fixed Charges
             and Combined Fixed Charges and Preferred Stock Dividends        5

   (99)      Additional Exhibits

             (i)  Preliminary  Unaudited  Consolidated  Balance  Sheet of
                  Merrill  Lynch as of September 24, 1999                   6-7


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